Long Service Payment Obligation	12 Months Ended
Aug. 31, 2025
Long Service Payment Obligation [Abstract]
LONG SERVICE PAYMENT OBLIGATION

14. LONG SERVICE PAYMENT OBLIGATION

Hong Kong employees are entitled to long service payments in accordance with the Hong Kong Employment Ordinance under certain circumstances. These circumstances include where an employee is dismissed for reasons other than serious misconduct or redundancy, that employee resigns at the age of 65 or above, or the employment contract is of fixed term and expires without renewal. The amount of long service payments is determined with reference to the employee’s final salary (capped at $2,885 (HK$22,500) and the years of service, reduced by the amount of any accrued benefits derived from the Group’s contributions to MPF scheme, with an overall cap of $50,000 (HK$390,000) per employee). Currently, the Group does not have any separate funding arrangement in place to meet its LSP obligation.

In June 2022, the Hong Kong Government gazetted the Amendment Ordinance, which eventually abolish the statutory right of an employer to reduce its LSP payable to a Hong Kong employee by drawing on its mandatory contributions to the MPF scheme. The abolition will officially take effect on the Transition Date (i.e. May 1, 2025). Separately, the Government of the HKSAR is also expected to introduce a subsidy scheme to assist employers for a period of 25 years after the Transition Date on the LSP payable by employers up to a certain amount per employee per year.

Among other things, once the abolition of the offsetting mechanism takes effect, an employer can no longer use any of the accrued benefits derived from its mandatory MPF contributions (irrespective of the contributions made before, on or after the Transition Date) to reduce the LSP in respect of an employee’s service from the Transition Date. However, where an employee’s employment commenced before the Transition Date, the employer can continue to use the above accrued benefits to reduce the LSP in respect of the employee’s service up to that date; in addition, the LSP in respect of the service before the Transition Date will be calculated based on the employee’s monthly salary immediately before the Transition Date and the years of service up to that date.

Under the Amendment Ordinance, the Group’s mandatory MPF contributions, plus/minus any positive/negative returns, after the Transition Date can continue to be applied to offset the pre-Transition Date LSP obligation but are not eligible to offset the post-Transition Date LSP obligation. Furthermore, the LSP obligation before the Transition Date will be grandfathered and calculated based on the last monthly wages immediately preceding the Transition Date and the years of service up to that date.

The present value of unfunded obligations and its movements are as follows:

Long services payment obligations
Balance as of September 1, 2022	$77,337
Changes	16,717
Exchange realignment	70
Balance as of August 31, 2023	$94,124
Changes	29,948
Exchange realignment	738
Balance as of August 31, 2024	124,810
Changes	(16,448)
Exchange realignment	(134)
Balance as of August 31, 2025	$108,228